QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2017 (May 17, 2017)

HD SUPPLY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	001-35979 (Commission File Number)	26-0486780 (I.R.S Employer Identification Number)

3100 Cumberland Boulevard Suite 1480, Atlanta, Georgia (Address of principal executive offices)	30339 (Zip Code)

Registrant's telephone number, including area code: (770) 852-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements

        On May 17, 2017, the stockholders of HD Supply Holdings, Inc. ("Holdings") approved Holdings' Omnibus Incentive Plan and Annual Incentive Plan for Executive Officers (the "Plans"), including the material terms of the Plans under Internal Revenue Code Section 162(m), which became effective as of that date. Holdings' Board of Directors adopted and approved the Plans on March 1, 2017, subject to stockholder approval. The results of the stockholder vote on the Plans are set forth below under Item 5.07 of this Current Report on Form 8-K.

        A description of the material terms of the Plans is set forth under the captions "Proposal 4: Approval of the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan" and "Proposal 5: Approval of the HD Supply Annual Incentive Plan for Executive Officers" on pages 72-88 of Holdings' Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on March 31, 2017 (the "Proxy Statement"), and are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Plans, filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Independent Director Appointment

        On May 18, 2017, upon recommendation of the nominating and corporate governance committee, the board of directors (collectively, the "Board") of Holdings and HD Supply, Inc. (collectively, the "Company") appointed Lionel L. Nowell III to the Board and appointed Mr. Nowell to the Board's Audit Committee. The Board has determined that Mr. Nowell is an independent director under the applicable independence requirements of the NASDAQ Stock Market and the Securities Exchange Act of 1934 (the "Exchange Act"), and that he is an "audit committee financial expert" as such term is defined by Regulation S-K under the Exchange Act. Mr. Nowell will serve as a Class II director and will stand for reelection to the Board at the 2018 Annual Meeting of Stockholders. In connection with Mr. Nowell's appointment, the Board increased the size of the Board from nine to ten members.

        Lionel L. Nowell, III, age 62, served as senior vice president, treasurer of Pepsico, Inc. from August 2001 to May 2009, where he was responsible for Pepsico's worldwide corporate treasury function. He joined PepsiCo, Inc. as senior vice president, controller in July 1999, and served as executive vice president, chief financial officer of Pepsi Bottling Group, Inc. from June 2000 to August 2001. Prior to PepsiCo, he served as senior vice president of strategy and business development for RJR Nabisco, Inc. from January 1998 to July 1999. Prior to RJR Nabisco, Mr. Nowell held senior financial roles at the Pillsbury division of Diageo plc, including chief financial officer of its Pillsbury North American, Pillsbury Foodservice and Haagen-Dazs divisions. He also served as controller of the Pillsbury Company and was vice president of internal audit. Before Pillsbury, he spent eight years as a finance executive at Pizza Hut, which at the time was a division of PepsiCo. Mr. Nowell has served on the board of directors of American Electric Power Company, Inc. since July 2004 (audit committee chair); Reynolds American Inc. since September 2007 (lead independent director); and Bank of America Corporation since January 2013 (audit committee member). He served on the board of directors of Darden Restaurants, Inc. from October 2014 to September 2016; PepsiAmericas, Inc. from April 2002 to April 2005; Church & Dwight Co. Inc. from December 2003 to July 2007; and Northwestern Corporation from August 2002 to November 2002. He also serves on the Fisher College of Business Dean's Advisory Council at The Ohio State University. He holds a bachelor's degree in business administration from The Ohio State University and is a certified public accountant. Mr. Nowell's extensive financial background in the consumer products industry, audit committee financial expertise, and experience as a senior executive at a Fortune 100 company and as a public company director will bring strong leadership skills and extensive knowledge to the Board in the areas of strategy development and execution; corporate finance, credit and treasury; financial reporting, accounting and controls; and risk oversight.

        Mr. Nowell will participate in Holdings' standard outside director compensation program, filed as Exhibit 10.60 to the HD Supply Holdings, Inc. (File No. 001-35979) and HD Supply, Inc. (File No. 333-159809) annual report on Form 10-K ("Form 10-K") filed on March 25, 2015 (as amended by the Board on May 18, 2017 to increase the annual cash and equity retainers by $5,000 and $10,000, respectively), including a pro-rated annual equity retainer based on the date he joined Holdings' board of directors, under the same terms and conditions as provided in the form of Director Restricted Stock Unit Agreement filed as Exhibit 10.57 to Holdings' registration statement on Form S-1/A filed on June 13, 2013. Mr. Nowell has entered into the Company's standard form of director indemnification agreement, filed as Exhibit 10.42 to the Form 10-K filed on March 14, 2017.

        There are no family relationships between Mr. Nowell and any officer or other director of the Company or any related party transactions involving Mr. Nowell. There is no arrangement or understanding between Mr. Nowell and any other person pursuant to which he was selected as a director. There are no agreements or arrangements between third parties and Mr. Nowell that provide for compensation or other payment in connection with his Board service.

Item 5.07    Submission of Matters to a Vote of Security Holders.

        On May 17, 2017, Holdings held its 2017 Annual Meeting of Stockholders ("Annual Meeting"). Stockholders representing 176,435,891 shares, or 88.04%, of Holdings' common shares outstanding as of the March 20, 2017 record date were present in person or were represented at the meeting by proxy. Each proposal subject to a vote at the Annual Meeting was described in detail in the Proxy Statement. Final voting results are shown below.

PROPOSAL 1
ELECTION OF DIRECTORS

        Stockholders elected, by a plurality of the votes cast, each of the following Class I directors to serve a three-year term expiring at the Company's 2020 annual meeting of stockholders and until their successors are duly elected and qualified.

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
Kathleen J. Affeldt	165,474,759	2,887,549	8,073,583
Peter A. Dorsman	165,522,526	2,839,782	8,073,583
Peter A. Leav	165,343,541	3,018,767	8,073,583

PROPOSAL 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Stockholders ratified, by the affirmative vote of a majority of the shares present in person, electronically, or by proxy and entitled to vote, the Board's appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year ending January 28, 2018.

VOTES FOR	172,951,574
VOTES AGAINST	1,843,438
ABSTENTIONS	1,640,879

 PROPOSAL 3
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

        Shareholders approved, on an advisory basis, and by the affirmative vote of a majority of the shares present in person, electronically, or by proxy and entitled to vote, the resolution to approve named executive officer compensation.

VOTES FOR	163,699,436
VOTES AGAINST	3,044,837
ABSTENTIONS	1,618,035
BROKER NON-VOTES	8,073,583

PROPOSAL 4
APPROVAL OF AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC.
OMNIBUS INCENTIVE PLAN

        Shareholders approved the HD Supply Holdings, Inc. Omnibus Incentive Plan by the affirmative vote of a majority of the shares present in person, electronically, or by proxy and entitled to vote.

VOTES FOR	159,704,318
VOTES AGAINST	7,036,598
ABSTENTIONS	1,621,392
BROKER NON-VOTES	8,073,583

PROPOSAL 5
APPROVAL OF HD SUPPLY HOLDINGS, INC. ANNUAL INCENTIVE PLAN
FOR EXECUTIVE OFFICERS

        Shareholders approved the HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers by the affirmative vote of a majority of the shares present in person, electronically, or by proxy and entitled to vote.

VOTES FOR	164,052,618
VOTES AGAINST	2,684,789
ABSTENTIONS	1,624,901
BROKER NON-VOTES	8,073,583

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description of Exhibit
10.1	HD Supply Holdings, Inc. Omnibus Incentive Plan
10.2	HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2017	HD Supply Holdings, Inc.
	By:	/s/ DAN S. MCDEVITT Dan S. McDevitt General Counsel and Corporate Secretary

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2017	HD Supply, Inc.
	By:	/s/ DAN S. MCDEVITT Dan S. McDevitt General Counsel and Corporate Secretary

 EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	HD Supply Holdings, Inc. Omnibus Incentive Plan
10.2	HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers

QuickLinks

  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 5.07 Submission of Matters to a Vote of Security Holders.
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
PROPOSAL 4 APPROVAL OF AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC. OMNIBUS INCENTIVE PLAN
PROPOSAL 5 APPROVAL OF HD SUPPLY HOLDINGS, INC. ANNUAL INCENTIVE PLAN FOR EXECUTIVE OFFICERS
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
SIGNATURE
EXHIBIT INDEX